Revenue	6 Months Ended
Jun. 30, 2023
Revenue [abstract]
Revenue	Revenue
In January 2022 , Novartis informed the Group of its intention to exercise the option under the October 2020 Option and Equity Rights Agreement. This was followed by the signing of a License agreement between the two parties on January 17, 2022. The License Agreement resulted in the Group becoming eligible to invoice CHF 150 million for the option exercise payment and in addition the Group was allowed to invoice Novartis CHF 13.1 million for other items related to ensovibep. Both amounts were recognized as revenue during the first six months of 2022. At the signing of the License Agreement in January 2022, the Group also assigned the Reservation Agreement with the Federal Office of Public Health ("FOPH") to Novartis. This assignment allowed the Group in the first six months of 2022, to also recognize as revenue, the reservation fee of CHF 7 million received from the FOPH.
On December 14, 2021, the Group announced entering into a License and Collaboration Agreement with Novartis to develop DARPin-conjugated radioligand therapeutic candidates for oncology. The Group is able to recharge Novartis its employee related expenses associated with the research activities. During the six months ended June 30, 2023, the Group recognized as revenue an amount of TCHF 678 in relation to this recharge (six months ended June 30, 2022: TCHF 626). During the three months ended June 30, 2023, the Group recognized as revenue an amount of TCHF 292 in relation to this recharge (three months ended June 30, 2022: TCHF 387).
As part of the same agreement, the Group received in January 2022 the upfront fee of USD 20 million (CHF 18.6 million). Revenue related to the upfront payment is recognized over time in line with the progress made over the duration of the contractually agreed research plan.
In June 2023, the Group increased its estimate of the total future costs required to satisfy the performance obligation under this Novartis collaboration. This change in estimate affects the allocation of revenue over time and has no impact on the total amount recognized or to be recognized into revenue under the agreement with Novartis. This increase in the total estimated future costs resulted in a lower amount of recognized revenue for the six months period ended June 30, 2023, as compared to the comparable prior year period. The increase in total estimated future costs is primarily related to the continued development of various DARPin-conjugated radioligand therapeutic candidates.
During the six months ended June 30, 2023, the Group recognized as revenue an amount of TCHF 2,787 (six months ended June 30, 2022: TCHF 4,170) related to the upfront payment received in January 2022. During the three months ended June 30, 2023, the Group recognized as revenue an amount of TCHF 123 (three months ended June 30, 2022: TCHF 2,513) in relation to the same upfront payment.
Revenues in the table below are attributable to individual countries and are based on the location of the Group’s collaboration partners.

Revenues by country
in TCHF, for the six months ended June 30	2023	2022

Revenues Switzerland	3,465	174,873
Revenues USA	—	9,653
Total revenues	3,465	184,526

Analysis of revenue by major alliance partner
in TCHF, for the six months ended June 30	2023	2022

Novartis AG, Switzerland	3,465	167,873
FOPH, Switzerland	—	7,000
Amgen Inc., USA	—	9,653
Total revenues	3,465	184,526

Revenues by country
in TCHF, for the three months ended June 30	2023	2022

Revenues Switzerland	415	2,900
Revenues USA	—	8,849
Total revenues	415	11,749

Analysis of revenue by major alliance partner
in TCHF, for the three months ended June 30	2023	2022

Novartis AG, Switzerland	415	2,900
Amgen Inc., USA	—	8,849
Total revenues	415	11,749